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                                                          Exhibit 99.10

                                                          Execution copy


                         INSTRUCTIONS TO THE NOTARY




                             MORTGAGE AGREEMENT
                          (HYPOTHEEK OVEREENKOMST)




                           DATED 11 FEBRUARY 2004




                                   BETWEEN




                            SOLUTIA EUROPE SA/NV

                                AS MORTGAGOR




                                     AND




                                 KBC BANK NV

                                AS MORTGAGEE




                   [NOTE: FOR TRANSLATION PURPOSES ONLY -
               DEFINITIVE MORTGAGE AGREEMENT TO BE IN DUTCH]



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                                                          Execution copy
                              TABLE OF CONTENTS

1.    Definitions...................................................4
2.    Mortgage......................................................4
3.    Representations, warranties and undertakings..................6
4.    Continuing security and other matters.........................7
5.    Enforcement...................................................8
6.    Application of proceeds.......................................8
7.    Indemnity.....................................................8
8.    Discharge of the mortgage.....................................9
9.    Liability of Mortgagee........................................9
10.   Expenses......................................................9
11.   Responsibility of the Mortgagee..............................10
12.   Notices......................................................10
13.   General......................................................11


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                             MORTGAGE AGREEMENT

BETWEEN:

(1) SOLUTIA EUROPE SA/NV, a Belgian company limited by shares, having its registered office at Boondaelse Steenweg 6, B-1050 Brussels, Belgium and registered at the Crossroads Bank for Enterprises, under enterprise number 0460.474.440,

         (the MORTGAGOR);

AND:

(2) KBC BANK NV, a Belgian bank, with registered office at Havenlaan 2, B-1080 Brussels, Belgium, registered at the Crossroads Bank for Enterprises, under enterprise number 0462.920.226 and acting for itself and as joint creditor pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below),

         (the MORTGAGEE).

WHEREAS:

(A) The Mortgagor and the Noteholders have agreed to amend and restate the Mortgagor's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,00 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes annexed thereto, as amended, modified or supplemented from time to time, the NOTES and such Terms and Conditions of Notes, as amended, modified or supplemented from time to time, the TERMS AND CONDITIONS OF NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30 January 2004 among the Mortgagor and the Noteholders party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Mortgagor will enter into the Fiscal Agency Agreement dated 11 February 2004 among the Mortgagor, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent, and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The Noteholders and the Couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Mortgagor grant this Mortgage (as defined hereunder) to the Mortgagee to secure its obligations to the Mortgagee as provided herein and undertake the obligations contemplated by this Mortgage Agreement.

(C) Pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below), the Mortgagee shall be the joint creditor (together with the relevant Noteholder) of each and every obligation of the Mortgagor towards each of the Noteholders under the Notes and the Other Credit Documents to which the Mortgagor is party, and accordingly the Mortgagee will have its own independent right to demand performance by the Mortgagor of those obligations. There is as a result a joint creditorship under New York law between the Noteholders and the Mortgagee with regard to the sums owed under the Notes and the other Credit Documents.

(D) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Mortgagor agrees to grant this Mortgage (as defined hereunder) to the Mortgagee under the following terms (the MORTGAGE AGREEMENT).

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IT HAS BEEN AGREED AS FOLLOWS:

1.       DEFINITIONS

1.1      DEFINITIONS

In this Mortgage Agreement, unless the context otherwise requires:

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated 11 February 2004 among the Mortgagor, the Subsidiary Guarantors, the Mortgagee and the Noteholders party thereto, as amended, modified or supplemented from time to time;

         MORTGAGE means the mortgage (hypotheek) of the Property created or arising pursuant to this Mortgage Agreement;

         MORTGAGE MANDATE means the mortgage mandate (hypothecaire volmacht) dated on or about the date of this Mortgage Agreement granted by the Mortgagor to the Mortgagee, as amended, modified or supplemented from time to time;

         PROPERTY means the property described in Clause 2 of this Mortgage Agreement;

         SECURED OBLIGATIONS means all present and future actual and contingent indebtedness, obligations, and liabilities of the Mortgagor to the Mortgagee which may arise under, out of, or in connection with the Collateral Agency Agreement, the Fiscal Agency Agreement, the Notes, or any other Credit Document to which the Mortgagor is party.

Unless defined in this Mortgage Agreement, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Mortgage Agreement.

In this Mortgage Agreement, each reference to a document will be deemed to be a reference to such document as amended and/or supplemented by the parties to such document from time to time.

1.2      SUCCESSORS AND ASSIGNS

The expressions MORTGAGEE, NOTEHOLDERS and MORTGAGOR include their respective successors, and, in the case of the Mortgagee, its nominee or such other Person as may from time to time be appointed Collateral Agent for the Noteholders and, in the case of the Noteholders, their respective transferees and assignees to whom any Note or any Secured Obligation shall have been transferred.

1.3      HEADINGS

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Mortgage Agreement.

2.       MORTGAGE

2.1      ENCUMBERED IMMOVABLE PROPERTY

The Mortgagor hereby irrevocable grants to the Mortgagee, acting in its capacity of joint creditor, a mortgage (hypotheek/hypotheque) (in each case, a MORTGAGE, and collectively, the MORTGAGES), as security for the Secured Obligations, on all existing immovable property and rights described hereafter that are owned by the Mortgagor as described hereafter and as will be further specified in the mortgage deed (the PROPERTY).


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o        Ghent site:
         -----------

         -    an industrial complex situated at Ottergemsesteenweg, 707;

         - a long term lease on a parking lot situated at Ottergemsesteenweg;

o        Louvain-la-Neuve site:
         ---------------------

         - buildings located at Laid Burniatstraat, 3, located on the industrial site named "FLEMING"; and

         - a long term lease on a parcel of land located at the above mentioned industrial site.

The Mortgage shall not include a mortgage of the Mortgagee's immovable property and rights in Ghent to the extent that such Mortgage would violate the express and enforceable provisions of the Master Operating Agreement effective as of 1 September 1997 between Monsanto Company and the Parent including its appendixes between Monsanto Europe SA and the beneficiary thereunder, binding on the Mortgagee under applicable law.

The Mortgage also includes all actual and future accessories regarded as immovable, and all actual and future improvements, including, amongst others, all erected or to be erected buildings.

2.2      AMOUNT

This Mortgage is granted up to the following amounts:

         (i)      in respect of principal                     EUR 40,000,000

         (ii) three years of interest calculated at the rate of 18%, or such other rate as may be agreed between the parties, in accordance with article 87 of the Mortgage Law pro memorie/memoire

         (iii) for accessories such as retaining fees, reinvestment and broken funding, costs for subrogation and inscription, expenses and fees concerning collection of debt, costs and fees concerning the perfection, foreclosure, release and preservation of the security, estimate and file costs as well as all amounts exceeding the above mentioned principal, because of accounting matured interests, retaining fees or unpaid negotiable instruments.

                                                               EUR 4,000,000

This Mortgage Agreement and the Mortgages which may result therefrom are joined to and shall not impair the other personal or collateral security the Mortgagee now has or in the future will have as security for the Secured Obligations. The Mortgagee is entitled to release, reduce, amend or enforce other security created or permitted pursuant to the Terms and Conditions of Notes without notice to the Mortgagor in its capacity as mortgagor and this will not reduce the obligations of the Mortgagor in any way.

2.3      RANKING

Without prejudice to the security interests created or permitted pursuant to the Terms and Conditions of Notes and without limitations to the exceptions provided therein, the Mortgagor confirms that the Property to be encumbered by the mortgages granted pursuant to this Mortgage Agreement are and will remain free and clear of any Liens, including any seizure, inscription, contractual liens

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(voorrechten), transcriptions (kantmeldingen), with the exception of
Permitted Liens and all existing rights of way, easements and the like granted to companies formerly affiliated with the Mortgagor in relation to the property in Ghent.

3.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1      REPRESENTATIONS AND WARRANTIES

Without prejudice and in addition to the representations and warranties of the Mortgagor under the other Credit Documents to which the Mortgagor is party, the Mortgagor represents and warrants to the Mortgagee and undertakes during the subsistence of this Mortgage Agreement as follows:

(a) it is a naamloze vennootschap/societe anonyme duly established under the laws of Belgium, validly existing and not in liquidation, with power to enter into this Mortgage Agreement and to exercise its rights and perform its obligations hereunder and all corporate and other action required to authorise its execution and performance of this Mortgage Agreement has been duly taken;

(b)      it owns the Property free and clear of any Liens save for Permitted
         Liens;

(c) as of the date hereof, neither the Property nor any part thereof is subject to any seizure or other enforcement measure for more than an aggregate amount of EUR 100,000;

(d) it maintains adequate insurance cover against risks normally insured against by companies carrying on a similar business, and in particular maintains all insurance required by statute;

(e) this Mortgage Agreement does not violate any material contractual or other obligation binding upon the Mortgagor; and

(f) this Mortgage Agreement and the deed of this Mortgage Agreement creates a valid first ranking contractual mortgage.

3.2      UNDERTAKINGS

The Mortgagor undertakes as follows:

(a) except as permitted under the Terms and Conditions of Notes and as long as all Secured Obligations have not been unconditionally and irrevocably discharged, it (i) shall not dispose in any way of the Property other than in accordance with the provisions of this Agreement, (ii) save for any Lien created pursuant to the Mortgage Mandate, shall not create any other Lien (or mandate anyone to do so) in respect of the Property and shall, save for Permitted Liens, not permit the existence of any such Lien, and (iii) in general shall not take any action that could intentionally negatively influence the value of the Mortgage;

(b) it shall procure that no executory seizure (saisie executoire/uitvoerend beslag) is made on the Property or any part thereof and that any conservatory seizure (saisie conservatoire/bewarend beslag) thereon is lifted within 60 days of its first being made; and

(c) it shall co-operate with the Mortgagee and sign or cause to be signed all such further documents and take all such further action as the Mortgagee may from time to time reasonably request to perfect and protect the Mortgage and to carry out the provisions and purposes of this Mortgage Agreement. The Mortgagee shall not be obligated to request any action under this Clause (c) except upon written instructions from the Requisite Noteholders.

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4.       CONTINUING SECURITY AND OTHER MATTERS

4.1      CONTINUING SECURITY

The security created by this Mortgage Agreement:

(a)      shall be a continuing security for the Secured Obligations;

(b) shall be in addition to and shall not prejudice or affect, and may be enforced by the Mortgagee without prior recourse to, any other security interest or remedy;

(c) shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations or by any settlement of accounts;

(d) shall not be discharged by the entry of any Secured Obligations into any current account, in which case this pledge shall secure any provisional or final balance of such current account up to the amount in which the Secured Obligations were entered therein;

(e) shall not in any way be prejudiced or affected by any time or waiver granted to, or composition with, the Mortgagor or any other Person, by any amendment (however fundamental) or supplement to the Terms and Conditions of Notes or any other document, by the taking, variation, compromise, exchange, renewal or release of or refusal or neglect to perfect or enforce any right, remedy or security over the Property or by anything done or omitted which but for this provision might operate to exonerate the Mortgagor;

(f) shall not in any way be prejudiced or affected by any change in the constitution or status of the Mortgagor or any other Person or by any legal limitation, disability, incapacity or other circumstances relating to the Mortgagor or any other Person, by any invalidity, illegality or unenforceability of the obligations of the Mortgagor or any other Person; and

(g) the Mortgagee or, as the case may be, Requisite Noteholders may at any time without discharging or in any way affecting this Mortgage
         (a) grant the Mortgagor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) amend the terms and conditions of the Secured Obligations in accordance with the provisions of the Terms and Conditions of Notes and the applicable laws, (d) abstain from taking or perfecting any other security and discharge any other security, (e) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse, and (f) apply any payment received from the Mortgagor or for its account towards the Secured Obligations or any other obligations of the Mortgagor at the Mortgagee's choice.

4.2      RIGHTS ADDITIONAL

All the rights of the Mortgagee hereunder shall be in addition to any other right vested in the Mortgagee and all such rights may be exercised from time to time and as often as the Mortgagee may deem expedient. The Mortgagor waives any right it may have of first requiring the Mortgagee (or any agent on its behalf) to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing the Mortgage.

4.3      NO SUBROGATION

Until all Secured Obligations have been unconditionally and irrevocably discharged, the Mortgagor shall not by virtue of any payment made, security realised or monies received hereunder for or on the account of the liability of any other party:

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(a)      be subrogated to any rights, security or monies held, received or receivable by the Mortgagee or be entitled to any right of contribution or indemnity; or

(b) claim, rank, prove or vote as a creditor of any party or its estate in competition with the Mortgagee; or

(c) receive, claim or have the benefit of all payment, distribution or security from or on account of any party, or exercise any right of set-off as against such other party, other than as expressly permitted by the Terms and Conditions of Notes.

4.4      PRESERVATION OF SECURITY IN THE EVENT OF NOVATION

In accordance with article 1278 of the Belgian Civil Code and without prejudice to the scope of the Secured Obligations, the Mortgagor and the Mortgagee agree that in the event of novation of all or any part of the Secured Obligations or the change or replacement of the Mortgagee or the Mortgagor, this Mortgage will be maintained, automatically and without any further formality or consent, to secure the Secured Obligations as novated and in favour of the Mortgagee or the new mortgagees.

4.5      SETTLEMENTS CONDITIONAL

Any release, discharge or settlement between the Mortgagor and the Mortgagee shall be conditional upon no security disposition or payment to the Mortgagee being void or set aside or ordered to be refunded and if such condition shall not be fulfilled, the Mortgagee shall be entitled to enforce the security created by this Mortgage Agreement as if such release, settlement or discharge had not occurred and any such payment had not been made.

5.       ENFORCEMENT

(a) Following the occurrence of an Event of Default that is continuing, the Mortgagee shall be entitled to enforce the security created by this Mortgage Agreement, and to exercise all rights and remedies, to the fullest extent permitted by law and the Collateral Agency Agreement.

(b) All enforcement costs will be considered as accessories to the main obligation and will be borne by the Mortgagor.

6.       APPLICATION OF PROCEEDS

(a) Subject to the rights of any creditor with prior security or preferential claims, the proceeds of the enforcement of the security created by this Agreement shall be applied towards satisfaction of the Secured Obligations in accordance with the Collateral Agency Agreement.

(b) Should the proceeds of the enforcement of the Mortgage be greater than the outstanding amount of the Secured Obligations, the Mortgagee shall pay to the Mortgagor any such excess.

7.       INDEMNITY

The Mortgagor shall fully indemnify and pay on demand to the Mortgagee in respect of all liabilities and justified costs and expenses reasonably incurred by the Mortgagee or any attorney, manager, agent or other Person appointed by the Mortgagee, in the execution of any rights, powers or discretions vested in it pursuant hereto, save for liabilities and expenses arising from the gross negligence (faute grave/grove fout) or wilful misconduct of the Mortgagee.

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8.       DISCHARGE OF THE MORTGAGE

(a) This Mortgage shall be discharged by, and only by, the express release thereof granted by the Mortgagee.

(b) Without delay when all Secured Obligations have been unconditionally and irrevocably discharged, the Mortgagee shall grant in accordance with the Collateral Agency Agreement, an express release of this Mortgage in such form as will permit de-registration thereof.

(c) Any release or discharge of the Mortgage shall be null and void and without effect if any payment received by the Mortgagee and applied towards satisfaction of all or part of the Secured Obligations

         (i) is avoided or declared invalid as against the creditors of the maker of such payment; or

         (ii)     becomes repayable by the Mortgagee to a third party; or

         (iii) proves not to have been effectively received by the Mortgagee;

         and the Mortgagee shall be entitled to enforce the Mortgage as if such release or discharge had not occurred.

9.       LIABILITY OF MORTGAGEE

(a) The Mortgagee shall not be liable for any acts or omissions with respect to the Property mortgaged hereunder or the enforcement or the losses arising in connection with the exercise of any of its rights, powers and discretions hereunder, save for liabilities and expenses arising from the gross negligence (faute grave/grove fout) or wilful misconduct of the Mortgagee.

(b) The Mortgagee shall not be under any obligation to the Mortgagor to take any steps necessary to preserve any rights in the Property against any other parties but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the account of the Mortgagor and shall be part of the Secured Obligations.

(c) If any such expenses are borne by the Mortgagee, the Mortgagor shall on first demand reimburse the Mortgagee therefor, and its reimbursement obligation shall be part of the Secured Obligations.

10.      EXPENSES

All expenses that the Mortgagee may incur in connection with (i) the administration of this Mortgage Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Property,
(iii) the exercise or enforcement of any of the rights of the Mortgagee hereunder, or (iv) the failure by the Mortgagor to perform or observe any of the provisions hereof, shall be borne by the Mortgagor. All other expenses and duties reasonably incurred in connection with this Mortgage Agreement, in particular with regard to the establishment and perfection of the Mortgage, its enforcement and the granting of any release, shall be borne by the Mortgagor. The Mortgagor shall on first demand reimburse the Mortgagee for any such expenses or duties paid by it, and the same shall be part of the Secured Obligations.

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11.      RESPONSIBILITY OF THE MORTGAGEE

The Mortgagee shall not be responsible to any Noteholder for:

         (i) the adequacy, accuracy or completeness of any recitals, statements, representations or warranties contained in this Mortgage Agreement;

         (ii) the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with this Mortgage Agreement; or

         (iii) the legality, validity, effectiveness, adequacy or enforceability of this Mortgage Agreement.

12.      NOTICES

12.1     COMMUNICATION IN WRITING

Any communication to be made under or in connection with this Mortgage Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

12.2     ADDRESSES

The address(es) and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Mortgage Agreement is that identified with its name below or any other substitute address, fax number or department or officer as any party may notify to the other parties by not less than five Business Days' notice.

THE MORTGAGOR:    Solutia Europe SA/NV
                  Boondaelse Steenweg 6
                  B-1050 Brussels
                  Belgium

                  Parc Scientifique Fleming
                  Rue Laid Burniat 3
                  B-1348 Louvain-la-Neuve
                  Belgium

                  Attention: Legal Department
                  Fax: +32 10 48 12 24

THE MORTGAGEE:    KBC Bank NV
                  Havenlaan 12
                  B-1080 Brussels
                  Belgium

                  Attention: Mr. Dirk De Bleser
                  Fax: +32 2 429 4920

12.3     DELIVERY

Any communication or document made or delivered by one Person to another under or in connection with this Mortgage Agreement will only be effective:

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(a)      by way of fax, when received in legible form;

(b) if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

(c) and, if a particular department or officer is specified as part of its address details provided under Clause 12.2 (Addresses), if addressed to that department or officer.

12.4     ENGLISH LANGUAGE

Without prejudice to any other procedural rule applicable to any dispute, any notice given under or in connection with this Mortgage Agreement must be in English.

13.      GENERAL

13.1     ELECTION OF DOMICILE

For the purpose of the inscription of this Mortgage at the mortgage registry and for no other purposes, the Mortgagee hereby elects domicile in the judicial district of [TO BE COMPLETED] at [TO BE COMPLETED].

13.2     NO WAIVER

No failure or delay by the Mortgagee in exercising any right, power or remedy under this Mortgage Agreement shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right, power or remedy. The remedies provided in this Mortgage Agreement are cumulative and are not exclusive of any remedies provided by law.

13.3     SEVERABILITY

(a) Each of the provisions of this Mortgage Agreement is several and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

(b) In case of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agree on the replacement of such provision by a provision which is legal, valid and enforceable and which is to the extent practicable in accordance with the intents and purposes of this Mortgage Agreement and which in its economic effect comes as close as practicable to the provision being replaced.

13.4     DELEGATION OF POWERS

The Mortgagee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretion vested in it by, this Mortgage Agreement in such manner, upon such terms and to such Person as the Mortgagee in its absolute discretion may think fit.

13.5     BENEFIT OF THIS MORTGAGE AGREEMENT

This Mortgage Agreement shall be binding on, and inure for the benefit of, the Mortgagor and the Mortgagee and their respective successors and assigns.


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13.6     ASSIGNMENT

The Mortgagor may not assign or transfer any of its rights or obligations under this Mortgage Agreement, save prior agreement in writing of the Mortgagee.

13.7     EVIDENCE OF THE SECURED OBLIGATIONS OWING BY THE MORTGAGOR

A certificate by the Mortgagee as to the amount and the terms and conditions of the Secured Obligations owing to the Mortgagee from the Mortgagor is, prima facie evidence of the matters to which it relates.

13.8     FURTHER ACTION

The parties undertake to execute a notarial deed substantially in the form of this Mortgage Agreement before notary Marcelis on 13 February 2004 at the latest.

13.9     GOVERNING LAW

This Mortgage Agreement shall be governed by and interpreted in accordance with Belgian law.

13.10    JURISDICTION

All disputes arising in connection with this Mortgage Agreement shall be settled by the courts of Brussels, without prejudice to the rights of the Mortgagee to take legal action before any other court of competent jurisdiction.

13.11    FINAL PROVISIONS

The usual provisions in respect of a declaration relating to VAT shall apply.


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Made in 3 originals, of which one will be held by the Mortgagor, one will be held by the Mortgagee and one will be held by counsel to the ad hoc committee of Noteholders, on 11 February 2004.

SOLUTIA EUROPE SA/NV
AS MORTGAGOR



/s/ Kristel DeRoover
----------------------
Name: Kristel DeRoover
Title: Attorney




KBC BANK NV
AS MORTGAGEE



/s/ Dirk De Bleser
----------------------
Name: Dirk De Bleser
Title: Head Operations
  & Accounting

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